                                  EXHIBIT 23(a)

                        CONSENT OF DELOITTE & TOUCHE LLP

                          INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in this Registration Statement of Team, Inc. on Form S-8 of our report dated August 3, 1998, appearing in the Annual Report on Form 10-K of Team, Inc.
for the year ended May 31, 1998.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Houston, Texas
February 4, 1999